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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  April 12, 1999
(Date of earliest event reported)

Commission File No. 333-64131



                               Chase Funding, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       New York                                                 13-3840732
------------------------                                    -------------------
(State of Incorporation)                                    (I.R.S. Employer
                                                            Identification No.)

300 Tice Boulevard, Woodcliff Lake, New Jersey                    07675
----------------------------------------------              -------------------
Address of principal executive offices                         (Zip Code)


                                  201-782-9084
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code

--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)



                         Index to Exhibits is on Page 5


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ITEM 5.           Other Events.
                  -------------

                  Attached as Exhibit 99 are tables which reflect certain statistical data regarding the final Mortgage Pool. The attached tables describe the Mortgage Loans and the related Mortgaged Properties as of the later of the Cut-off Date or the origination date of the Mortgage Loan, as applicable.


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ITEM 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                           Description
-----------                           -----------
(99)                                  Attached as Exhibit 99 are tables which
                                      reflect certain statistical data regarding the final Mortgage Pool. The attached tables describe the Mortgage Loans and the related Mortgaged Properties as of the later of the Cut-off Date or the origination date of the Mortgage Loan, as applicable.


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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CHASE FUNDING, INC.

April 12, 1999

                                                    By: /s/ Eileen A. Lindblom
                                                       ------------------------
                                                       Name:  Eileen A. Lindblom
                                                       Title: Vice President



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                                INDEX TO EXHIBITS
                                -----------------



Exhibit No.                        Description
-----------                        -----------

      (99)         Statistical information regarding the Mortgage
                   Loans and the related Mortgaged Properties.






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